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                                                                    EXHIBIT 10.1





                           EL PASO ENERGY CORPORATION

                           2001 STOCK OPTION PLAN FOR
                             NON-EMPLOYEE DIRECTORS







                        EFFECTIVE AS OF JANUARY 29, 2001





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                                TABLE OF CONTENTS


SECTION 1   PURPOSE.........................................................  1

SECTION 2   SHARES SUBJECT TO THE PLAN......................................  1

SECTION 3   ADMINISTRATION OF THE PLAN......................................  1

SECTION 4   PARTICIPATION IN THE PLAN.......................................  2

SECTION 5   STOCK OPTION GRANTS AND TERMS...................................  2

SECTION 6   GENERAL PROVISIONS..............................................  5

SECTION 7   EFFECTIVE DATE AND DURATION OF PLAN.............................  6

SECTION 8   COMPLIANCE WITH SECTION 16......................................  6

SECTION 9   AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN............  6




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El Paso Energy Corporation                                     Table of Contents
2001 Stock Option Plan For Non-Employee Directors


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                           EL PASO ENERGY CORPORATION
                2001 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS
                        EFFECTIVE AS OF JANUARY 29, 2001


                                SECTION 1 PURPOSE

         The purpose of the E1 Paso Energy Corporation 2001 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable non-employee Directors of E1 Paso Energy Corporation (the "Company"), and to provide an incentive for such Directors to increase their proprietary interests in the Company's long-term success and progress.


                      SECTION 2 SHARES SUBJECT TO THE PLAN

         2.1 Subject to Section 2.2, the maximum number of shares of common stock of the Company, par value $3.00 per share, (the "Common Stock") for which stock options may be granted under the Plan is five hundred thousand (500,000) (the "Shares"). The Shares shall be shares held in the Company's treasury or issued out of authorized but unissued shares of the Company, or partly out of each, as shall be determined by the Plan Administrator (defined in Section 3 below).

         2.2 In the event of a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event, the Plan Administrator, may make appropriate adjustments in the number of Shares authorized for the Plan and, with respect to outstanding stock options, the Plan Administrator may make appropriate adjustments in the number of shares and the option price. In the event of any adjustment in the number of Shares covered by any stock option, any fractional Shares resulting from such adjustment shall be disregarded and each such stock option shall cover only the number of full Shares resulting from such adjustment.


                      SECTION 3 ADMINISTRATION OF THE PLAN

         Unless otherwise determined by the Board of Directors and subject to
Section 9, the Plan shall be administered by a management committee (the "Plan Administrator") consisting of the Chief Executive Officer of the Company and such other senior officers as the Chief Executive Officer shall designate. The Plan Administrator shall have the sole authority to construe and interpret the Plan, shall prescribe, amend and rescind rules relating to the Plan from time to time as it deems proper and in the best interests of the Company, and shall take any other action necessary for the administration of the Plan.



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2001 Stock Option Plan For Non-Employee Directors


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                       SECTION 4 PARTICIPATION IN THE PLAN

         Each member of the Board elected or appointed who is not otherwise an employee of the Company or any subsidiary corporation (a "Participant") shall be eligible to receive stock option grants as provided in the Plan.


                     SECTION 5 STOCK OPTION GRANTS AND TERMS

         Each stock option granted to a Participant under the Plan and the issuance of Shares thereunder shall be subject to the following terms:

5.1 OPTION GRANTS

         A Participant shall automatically receive (a) a grant of stock options to purchase up to ten thousand (10,000) Shares when the Participant is initially elected or appointed as a Director of the Company and (b) a grant of stock options to purchase up to five thousand (5,000) Shares on each date the Participant is reelected as a Director of the Company at the annual meeting of stockholders of the Company, beginning with such annual meeting in 2001. The amount of stock options each Participant shall receive for each plan year, such amount not to exceed the foregoing maximums, shall be determined by the Board from time to time. Upon the occurrence of an event described in Section 2.2 above, the number of stock options granted to a Participant pursuant to this
Section 5.1 shall be adjusted accordingly.

         Each stock option granted under the Plan shall be evidenced by a written instrument delivered by or on behalf of the Plan Administrator containing terms, provisions and conditions not inconsistent with the Plan.

5.2 VESTING OF OPTIONS

         Each stock option granted to a Participant under the Plan shall be fully vested and immediately exercisable upon grant.

5.3 OPTION PRICE

         The option price for a stock option granted under the Plan shall be the fair market value of the Shares covered by the stock option at the time the stock option is granted to the Participant. For purposes of the Plan, "fair market value" shall be the mean between the highest and lowest quoted selling prices at which the Common Stock was sold on such date as reported in the NYSE Composite Transactions by The Wall Street Journal for such date or, if no Common Stock was traded on such date, on the next preceding date on which Common Stock was so traded.


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2001 Stock Option Plan For Non-Employee Directors

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5.4 TIME AND MANNER OF EXERCISE OF A STOCK OPTION

         Each option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than one hundred (100) Shares (or the remaining Shares then purchasable under the stock option, if less than one hundred (100) Shares) may be purchased upon exercise of any stock option hereunder and that only whole Shares will be issued pursuant to the exercise of any stock option.

         The purchase price of shares purchased under stock options shall be paid in full to the Company incident to the exercise of the stock option by delivery of consideration equal to the product of the option price and the number of shares purchased (the "Purchase Price"). Such consideration may be paid (i) in cash or (ii) at the discretion of the Plan Administrator, in shares of Common Stock already owned by the Participant for at least six (6) months, or any combination of cash and Common Stock. The fair market value of such Common Stock as delivered shall be valued as of the day prior to delivery. The Plan Administrator can determine that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws, regulations and state corporate law), an option may also be exercised in a "cashless" exercise by delivery of a properly executed exercise notice together with irrevocable instructions to a broker designated by the Plan Administrator to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. A Participant shall have none of the rights of a stockholder until the Shares of Common Stock are issued to the Participant.

5.5 TERM OF OPTIONS

         Each stock option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as follows:

         (a) In the event that a Participant ceases to be a Director of the Company for any reason other than the death of the Participant, the stock options granted to such Participant shall expire unless exercised by him or her within thirty-six
                  (36) months after the date such Participant ceases to be a Director of the Company.

         (b) In the event of the death of a Participant, whether during the Participant's service as a Director or during the thirty-six
                  (36) month period referred to in Section 5.5(a), the stock options granted to such Participant shall be exercisable, and such stock options shall expire unless exercised within twelve
                  (12) months after the date of the Participant's death, by the legal representatives or the estate of such Participant, by any person or persons whom the Participant shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made,

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2001 Stock Option Plan For Non-Employee Directors



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                  by the person or persons to whom the Participant's rights have passed by will or the laws of descent and distribution.

5.6 TRANSFERABILITY

         Stock options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the applicable laws of descent and distribution. Notwithstanding the foregoing and only as provided by the Plan Administrator, as applicable, stock options may be transferred to a Participant's immediate family members, directly or indirectly or by means of a trust, corporate entity or partnership (a person who thus acquires this option by such transfer, a "Permitted Transferee"). A transfer of a stock option may only be effected by the Company at the request of the Participant and shall become effective upon the Permitted Transferee agreeing to such terms as the Plan Administrator may require and only when recorded in the Company's record of outstanding stock options. In the event a stock option is transferred as contemplated hereby, the stock option may not be subsequently transferred by the Permitted Transferee except a transfer back to the Participant or by will or the laws of descent and distribution. A transferred stock option may be exercised by a Permitted Transferee to the same extent as, and subject to the same terms and conditions as, the Participant (except as otherwise provided herein), as if no transfer had taken place. As used herein, "immediate family" shall mean, with respect to any person, such person's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, and shall include adoptive relationships. In the event of exercise of a transferred option by a Permitted Transferee, any amounts due to (or to be withheld by) the Company upon exercise of the option shall be delivered by (or withheld from amounts due to) the Participant, the Participant's estate or the Permitted Transferee, in the reasonable discretion of the Company.

         In addition, to the extent permitted by applicable law and the Rules promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan Administrator may permit a recipient of a stock option to designate in writing during the Participant's lifetime a beneficiary to receive and exercise stock options in the event of the Participant's death (as provided in Section 5.5(b)). Except as otherwise provided for herein, if any Participant attempts to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan or such stock option, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, all affected stock options held by such Participant shall be immediately forfeited.


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2001 Stock Option Plan For Non-Employee Directors


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5.7 DEFERRAL ELECTION

         At a time and in a manner prescribed by the Plan Administrator, a Participant may elect irrevocably at any time prior to exercising a stock option granted under the Plan that issuance of Shares upon exercise of such option shall be deferred until the Participant reaches a pre-specified age or ceases to serve as a Director of the Company, as elected by the Participant. After the exercise of any such stock option and prior to the issuance of any deferred shares, the number of Shares issuable to the Participant shall be credited to a memorandum deferred account and any dividends or other distributions paid on the Common Stock shall be deemed reinvested in additional shares of Common Stock until all credited Shares shall become issuable pursuant to the Participant's election.


                          SECTION 6 GENERAL PROVISIONS

         6.1 Neither the Plan, nor the granting of a stock option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Participant has a right to continue as a Director for any period of time or at any particular rate of compensation.

         6.2 The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of a stock option granted under the Plan, or record as a holder of record of Shares the name of the individual exercising an option under the Plan, (a) without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and (b) without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.

         6.3 All costs and expenses of the adoption and administration of the Plan shall be borne by the Company.

         6.4 The Plan shall be construed and governed in accordance with the laws of the State of Texas.

         6.5 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise or other taxable event with respect to stock options under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign.

         A Participant is solely responsible for obtaining, or failing to obtain, qualified tax advice prior to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any shares of Common Stock issued under the Plan.


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2001 Stock Option Plan For Non-Employee Directors
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                SECTION 7 EFFECTIVE DATE AND DURATION OF THE PLAN

         The Plan shall be effective as of January 29, 2001, provided that the Plan is approved by the Company's stockholders within the earlier of the date of the Company's next annual meeting of stockholders and twelve (12) months after the date the Plan is adopted by the Board. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholders, but such termination shall not affect the then-outstanding terms of any stock options or the Company's obligation to issue Shares under any then-exercised stock options as to which a deferral election has been made under Section 5.7.


                      SECTION 8 COMPLIANCE WITH SECTION 16

         The Company's intention is that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 or any successor rule or rule of similar application under Section 16 of the Exchange Act or rules thereunder, and, if any Plan provision is later found not to be in compliance with such exemption under Section 16 of the Exchange Act, that provision shall be deemed modified as necessary to meet the requirements of such applicable exemption. For purposes of the Plan, "Section 16 Insider" means any person who receives stock options hereunder and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.


               SECTION 9 AMENDMENT, TERMINATION OR DISCONTINUANCE
                                   OF THE PLAN

         9.1 Subject to the Board and Section 9.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company, including, but not limited to, any amendment necessary to ensure that the Company may obtain any regulatory approval referred to in Section 6.2; provided, however, that unless the Plan Administrator determines that such change does not materially impair the value of the stock options, no change in any stock option theretofore granted may be made which would impair the right of the Participant to acquire Shares or retain Shares that the Participant may have acquired as a result of the Plan without the consent of the Participant. The Plan Administrator and the Board of Directors may not amend the Plan without the approval of the stockholders of the Company to materially increase the number of shares set forth in Section 2.1 that may be issued under the Plan or the number of shares set forth in Section 5.1 that may be subject to any option granted under the Plan.


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2001 Stock Option Plan For Non-Employee Directors
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         9.2 The Board may at any time suspend the operation of or terminate the
Plan with respect to any Shares which are not at that time subject to any outstanding stock options.

         IN WITNESS WHEREOF, the Company has caused the Plan to be effective as of January 29, 2001.


                                          EL PASO ENERGY CORPORATION


                                          By      JOEL RICHARDS III
                                            -----------------------------------
                                          Title:  Executive Vice President


ATTEST:

By   /s/ DAVID L. SIDDALL
  ---------------------------------
Title:   Corporate Secretary
















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2001 Stock Option Plan For Non-Employee Directors